Exhibit 99.2

Catalyst – General FAQs

1.	Why are Catalyst and SXC combining?

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As we have all seen over the past several years, the industry in which we operate is changing rapidly. Government regulations, the pressures felt by our clients to contain costs, and a number of strategic combinations in our industry have transformed the landscape of the PBM industry.

•	In light of this, we are confident that this merger is the best path forward for Catalyst and we believe that together, SXC and Catalyst will be a stronger and more efficient company.

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By joining forces, we will be able to accelerate our shared goal of providing more transparent, affordable and higher quality healthcare, enhancing value for employers, health plans, pharmacists and consumers.

2.	Who is SXC?

•	SXC is based in Lisle, Illinois and is a well-respected leader in the field.

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SXC’s product solutions combine PBM software applications, Application Service Provider processing services and professional services designed for many of the largest organizations in the pharmaceutical supply chain, such as PBMs, managed care organizations, self-insured employer groups, retail pharmacy chains, and managed care organizations.

3.	What new capabilities will the combined organization have?

•	This combination brings together the industry leading pharmacy tools and technology expertise of SXC with Catalyst’s best-in-class PBM services and clinical offerings.

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Together SXC and Catalyst will create a stronger and more efficient company that is focused on delivering innovative clinical programs and technologies that can have a measurable impact on member outcomes; expands the product and service offerings available to plan sponsors, members, physicians, and pharmacists; and helps better manage costs for plan sponsors and members alike.

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This is a very exciting time for our company and by combining with SXC, we will have the market’s most innovative products, services and technology solutions, as well as an industry-leading reputation for a high-quality, localized approach to serving customers.

Catalyst – Client FAQs

1.	What will change for Catalyst clients?

•	For now, it’s business as usual, and nothing will change with regard to our relationships or our commitments to you and your members.

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We believe that the increased size and scale of the combined company will create significant benefits for clients through a broader range of product offerings, more effective cost management, and greater increased investment in innovative programs and technologies. We should also be able to leverage our increased scale to create more efficiency in the supply chain and generate greater cost savings.

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Furthermore, we anticipate a seamless transition for existing Catalyst clients, and members won’t see any changes to their services. We will maintain our existing service approach with the same dedicated employees, clinical management teams and local “Centers of Excellence,” and clients and members won’t see any changes to their services.

•	Rest assured that even after the merger closes, the core elements of our value proposition will remain intact.

•	Our unbiased, client-centered philosophy will only be strengthened by this move and we will continue to operate with the same guiding principles that have made us who we are today:

•	Our holistic approach to pharmacy benefits and its ability to improve outcomes and manage costs;

•	The promise of combining client and clinical expertise to proactively offer solutions that meet our clients’ pharmacy needs;

•	Our belief in shared accountability for meeting our goals;

•	The continued pursuit of innovation and deeper engagement with our customers through things like our mobile and direct-to-consumer offerings; and

•	Our commitment to our local service model with regional “Centers of Excellence”

2.	When will the transaction be completed?

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The merger is subject to approval by SXC and Catalyst shareholders and the satisfaction of customary closing conditions and regulatory approvals. We expect the merger to close by the second half of 2012.

3.	What will the new organization be called?

•	The combined company will be known as SXC, Inc.

•	However, the combined PBM will continue to operate under the Catalyst Rx brand with the same unbiased, client-centered philosophy.

4.	Who will lead the combined company?

•	Mark Thierer, the current Chairman and Chief Executive Officer of SXC, will continue in that role at the combined company.

•	David T. Blair, Catalyst’s current Chairman and CEO has committed to provide ongoing support to the combined company to ensure a seamless and successful integration.

•	Additionally, following the close of the merger, the SXC Board of Directors will include two current Catalyst directors.

5.	What will happen to Catalyst’s local service model and “Center of Excellence” Strategy?

•	SXC is committed to Catalyst’s industry-recognized approach to client service and intends to maintain and expand Catalyst’s proven “Centers of Excellence” strategy.

6.	Will my account management team change?

•	No, we do not anticipate changes to your account management team as a result of this transaction.

7.	Will your approach to pricing change?

•	No, we will continue to operate with the same unbiased, client-centered philosophy and transparent approach to pricing.

8.	Will my pharmacy network change?

•	No, we do not anticipate changes to your pharmacy network as a result of this transaction.

9.	Will my claims platform change?

•	As part of our long-standing relationship with SXC, Catalyst is already using SXC’s platform for most of our clients.

•	For those clients not currently on an SXC platform, we do not anticipate any changes at this time.

10.	Will my drug spend reporting change?

•	No, we do not anticipate changes to your reporting at this time.

11.	Will my members need new ID cards?

•	No, members will not need new ID cards.

12.	Will my members need to call a different number?

•	No, it will be business as usual for members.

13.	I still have questions, where can I go for more information?

•	Please contact your Client Services Manager with any questions you may have related to this transition. As always, your Client Services Team is there to serve all of your needs.

Catalyst – Member FAQs

1.	How will this affect me?

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With regard to the service you receive – nothing changes. We want to assure you that serving you remains our top priority, and we will continue to provide you with the same exceptional service you have come to expect.

•	As part of a stronger and more efficient company, we plan to leverage our combined resources and product and service offerings to the benefit of all of our clients and their members.

2.	Will I be getting a new ID card?

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No. With regard to the service you receive – nothing changes. We want to assure you that serving you remains our top priority, and we will continue to provide you with the same exceptional service you have come to expect.

3.	Will there be any change to my prescription benefit plan?

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No. With regard to the service you receive – nothing changes. We want to assure you that serving you remains our top priority, and we will continue to provide you with the same exceptional service you have come to expect.

4.	Will I continue to receive my existing prescriptions through the mail?

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Yes. With regard to the service you receive – nothing changes. We want to assure you that serving you remains our top priority, and we will continue to provide you with the same exceptional service you have come to expect.

5.	Will I be able to use the same pharmacies?

•	Yes. There will be no change to our pharmacy networks

Forward Looking Statements

Certain statements included herein may contain certain forward-looking statements including, without limitation, statements concerning Catalyst’s operations, economic performance and financial condition. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward-looking statements. In addition to Catalyst’s expectations or estimates of a combined company’s future performance or matters relating to the proposed transaction, these forward-looking statements may include statements addressing Catalyst’s operations and Catalyst’s financial performance. Readers are cautioned not to place undue reliance on these forward-looking statements, which, among other things, speak only as of their dates. These forward-looking statements are based largely on Catalyst’s current expectations and are based on a number of risks and uncertainties, including, without limitation, (i) general adverse economic conditions, (ii) changes in governmental laws and regulations, (iii) Catalyst’s ability to compete effectively in the pharmacy benefit management industry, (iv) Catalyst’s relationships with key clients, pharmacy network affiliations and various pharmaceutical manufacturers and rebate intermediaries, (v) changes in industry pricing benchmarks, (vi) uncertainties relating to the transition and integration of completed and future acquisitions and/or expansion opportunities, (vii) Catalyst’s current level of indebtedness and any future indebtedness Catalyst may incur; (viii) disruption in Catalyst’s operations, (ix) unanticipated changes in Catalyst’s ability to execute its growth strategy, (x) generic utilization levels, (xi) insufficient insurance coverage to cover costs associated with litigation, (xii) Catalyst’s ability to accurately estimate how much future revenue Catalyst will generate, as well as the level of implementation and transaction costs that Catalyst will incur, under newly commenced PBM agreements and other risks and uncertainties discussed in Catalyst’s filings with the SEC, including Catalyst’s Annual Report on Form 10-K and quarterly reports on Form 10-Q. Actual results could differ materially from results referred to in the forward-looking statements. In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will, in fact, occur. Catalyst undertakes no obligation to revise any forward-looking statements in order to reflect events or circumstances that may arise after the date hereof. Readers are urged to carefully review and consider the various disclosures made in Catalyst’s other filings with the SEC that attempt to advise interested parties of the risks and factors that may affect Catalyst’s business.

Transaction Forward-Looking Statements

In addition, numerous factors could cause actual results with respect to the proposed transaction to differ materially from those in the forward-looking statements, including without limitation, the possibility that the expected efficiencies and cost savings from the proposed transaction will not be realized, or will not be realized within the expected time period; the risk that the SXC and Catalyst businesses will not be integrated successfully; the ability to obtain governmental approvals of the proposed transaction on the proposed terms and schedule contemplated by the parties; the failure of shareholders of SXC or Catalyst to approve the proposed transaction; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; the risk of customer attrition; the possibility that the proposed transaction does not close, including, but not limited to, due to the failure to satisfy the closing conditions; and the ability to obtain the financing contemplated to fund a portion of the consideration to be paid in the proposed transaction and the terms of such financing.

Important Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of the proposed transaction involving Catalyst and SXC. The proposed transaction will be submitted to the stockholders of Catalyst and the shareholders of SXC for their consideration. In connection therewith, the parties intend to file relevant materials with the SEC, including a joint proxy statement/prospectus that will be mailed to stockholders. Such documents, however, are not currently available. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF CATALYST ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents containing important information about Catalyst and SXC, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Catalyst will be available free of charge on Catalyst’s website at www.catalysthealthsolutions.com under the heading “Investor Information” or by contacting Catalyst’s Investor Relations Department at 301-548-2900. Copies of the documents filed with the SEC by SXC will be available free of charge on SXC’s website at www.sxc.com under the heading “Investor Information” or by contacting SXC’s Investor Relations Department at 630-577-3100.

Catalyst, SXC and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Catalyst is set forth in its proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on April 28, 2011. Information about the directors and executive officers of SXC is set forth in its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 2, 2012. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.